                                      FORM 8K/A

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                          AMENDMENT TO APPLICATION OR REPORT
                     Filed pursuant to Section 12, 13 or 15(d) of

                         THE SECURITIES EXCHANGE ACT OF 1934

                             STRATEGIC DISTRIBUTION, INC.
                  (Exact name of registrant as specified in charter)

                                   AMENDMENT NO. 1



    The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report covering an event dated June 2, 1997 on Form 8-K as set forth in pages attached hereto:

    (List all such items, financial statements, exhibits or other portions amended)

    The registrant is hereby making its initial filing of the financial statements required to be filed pursuant to Items 7(b) of the above referenced Form 8-K Report, as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (b) Pro forma financial information (unaudited) of Strategic Distribution, Inc. and Subsidiaries

         (i)  Pro Forma Balance Sheet as of March 31, 1997

         (ii) Notes to Pro Forma Balance Sheet


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STRATEGIC DISTRIBUTION, INC.

    Date: July 21, 1997                By:   /s/  ANDREW M. BURSKY
                                          -----------------------------------
                                          Andrew M. Bursky
                                          Chairman of the Board

                                       By:   /s/  CHARLES J. MARTIN
                                          -----------------------------------
                                           Charles J. Martin
                                           Vice President, Controller and
                                           Chief Accounting Officer




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                    STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

                           Pro Forma Financial Information

                                    March 31, 1997

                                     (unaudited)

    On June 2, 1997, Strategic Distribution, Inc. (the "Company"), Strategic Supply, Inc., a wholly-owned subsidiary of the Company, ("SSI") and Couslon Technologies, Inc., a wholly-owned subsidiary of SSI ("Coulson"), sold, conveyed, transferred and assigned to DXP Acquisition, Inc., a Nevada corporation ("DXP Acquisition") and wholly-owned subsidiary of DXP Enterprises, Inc., a Texas corporation ("DXP"), substantially all of the assets and business of SSI and Coulson (excluding, however, the accounts receivable which were retained by SSI and Coulson). DXP Acquisition also assumed certain obligations and liabilities of SSI and Coulson in connection with the disposition. The disposition was made pursuant to the terms of that certain Asset Purchase Agreement among the Company, SSI, Coulson, DXP Acquisition and DXP dated May 27, 1997 with the purchase price determined as of May 31, 1997. Total consideration for the acquisition (subject to adjustment) consisted of $4,433,000 in cash, promissory notes from DXP Acquisition to SSI in the aggregate principal amount of $3,026,000 and an earn-out (contingent payment) which could result in additional compensation to SSI of up to $3,500,000.

    The pro forma balance sheet gives effect to the sale as if the date of sale was March 31, 1997. The results of operations for the three months ended March 31, 1997 of SSI have been included in the provision for loss on sale of discontinued operations established at December 31, 1996. For the year ended December 31, 1996, the results of SSI were included in loss from discontinued operations. Since this transaction did not affect the results of continuing operations, a pro forma statement of operations is not required.

    The pro forma financial information is not necessarily indicative of the results that actually would have occurred had the transaction been effected on the date indicated.

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                 STRATEGIC DISTRIBUTION, INC AND SUBSIDIARIES

                           Pro Forma Balance Sheet

                                March 31, 1997

                                 (unaudited)

                            (dollars in thousands)

                                                     As included in
                                                     the Company's
                                                      Report on
                                                      Form 10-Q
                                                      for Quarter        Pro Forma Adjustments
                                                         ended         --------------------------            Pro
                                                     March 31, 1997      Debits         Credits             Forma
                                                     --------------      ------         -------            -------
              ASSETS

Current assets:
   Cash and cash equivalents                             $19,726        $ 4,433(a)                         $24,159
   Accounts receivable, net                               23,416          5,689(b)                          29,105
   Inventories                                            18,451                                            18,451
   Deferred assets                                         1,382                                             1,382
   Prepaid expenses and other current assets                 634                                               634
                                                        --------                                           -------

         Total currents assets                            63,609                                            73,731

Notes receivable                                              --          3,026(a)                           3,026
Property and equipment, net                                3,015                                             3,015
Net assets (liabilities) of discontinued operations       16,278                        $13,148(b)            (216)
                                                                                          3,346(c)
Excess of costs over fair value of assets acquired, net    2,495                                             2,495
Other intangible assets                                    6,531                                             6,531
Other assets                                                  51                                                51
                                                         -------                                           -------

                    Total assets                         $91,979                                           $88,633
                                                         -------                                           -------
                                                         -------                                           -------

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses               $21,966                                           $21,966
     Current portion of long-term debt                       517                                               517
                                                         -------                                           -------

              Total current liabilities                   22,483                                            22,483

Long-term debt                                                74                                                74
Subordinated debt                                          1,400                                             1,400
Deferred tax liability                                       342                                               342
                                                         -------                                           -------

                 Total liabilities                        24,299                                            24,299
                                                         -------                                           -------

Stockholders' equity                                      67,680          3,346(c)                          64,334
                                                         -------        -------        -------             -------

Total liabilities and stockholders' equity               $91,979        $16,494        $16,494             $88,633
                                                         -------        -------        -------             -------
                                                         -------        -------        -------             -------


                   See notes to Pro Forma Balance Sheet
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                    STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

                           Notes to Pro Forma Balance Sheet

                                     (Unaudited)

1.  BASIS OF PRESENTATION

    The unaudited proforma balance sheet gives effect to the sale of assets as if the transaction was consummated on March 31, 1997.

2.  PRO FORMA ADJUSTMENTS

    (a) To record the consideration from the sale, excluding the earn-out note.

    (b) To reflect net assets of discontinued operations sold and the reclassification of SSI and Coulson accounts receivable retained by the Company.

    (c) To record additional reserve due to contingent nature of a portion of the sales price.